UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2015

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35895	13-2740040
(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive, P.O. Box 619910, DFW Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 453-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2015, Dex Media, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to Forbearance Agreement (as amended by the First Amendment to Forbearance Agreement dated as of November 23, 2015, the “Forbearance Agreement”) by and among the Company, certain of the Company’s direct and indirect subsidiaries, JPMorgan Chase Bank, N.A. (“JPM”) as an agent under (i) the Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among Dex Media East, Inc., as borrower, the Company, Dex Media Holdings, Inc. (“Holdings”), JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; (ii) the Amended and Restated Credit Agreement, dated as of April 30, 2013, among Dex Media West, Inc., as borrower, the Company, Holdings, JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; and (iii) the Amended and Restated Loan Agreement, dated as of April 30, 2013, by and among SuperMedia, Inc., as borrower, the Company, JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; Deutsche Bank Trust Company Americas (“DB”) as an agent under the Fourth Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among R.H. Donnelley Inc., as borrower, the Company, DB, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; and each lender under the Credit Agreements executing the Forbearance Agreement.

Pursuant to the Second Amendment, the forbearance period (the “Forbearance Period”) under the Forbearance Agreement, which was previously set to expire at 11:59 p.m. (New York time) on December 14, 2015, was extended such that it will expire no later than 11:59 p.m. (New York time) on January 4, 2016. The Forbearance Period remains subject to early termination upon the occurrence of certain termination events previously disclosed in the Company’s Current Report on Form 8-K filed on November 5, 2015.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Company entered into non-disclosure agreements with certain holders of its senior subordinated notes (the “Bondholders”); the Bondholders’ financial advisor, Ducera Partners LLC (“Ducera”); the Bondholders’ legal advisor, Akin Gump Strauss Hauer & Feld LLP (“Akin” and, together with Ducera, the “Bondholder Advisors”); the administrative agents under the Company’s credit facilities (the “Agents”); the Agents’ legal advisor, Simpson Thacher & Bartlett LLP (the “Agents Advisor”); certain of its secured lenders (the “Ad Hoc Committee”); the Ad Hoc Committee’s financial advisor, Houlihan Lokey (“HL”); the Ad Hoc Committee’s legal advisor, Milbank, Tweed, Hadley & McCloy LLP (“MB”); Wachtell, Lipton, Rosen & Katz (“Wachtell”), counsel to one of the members of the Ad Hoc Committee; and PJT Partners LP (“PJT” and, together with HL, MB and Wachtell, the “Ad Hoc Committee Advisors”), for the purpose of engaging in discussions with the Bondholder Advisors, Bondholders, Agents, Agents Advisor Ad Hoc Committee Advisors and the Ad Hoc Committee regarding potential consensual restructuring transactions of the Company.  In connection with these discussions, the Company provided the Bondholder Advisors, Bondholders, Agents, Agents Advisor Ad Hoc Committee Advisors and the Ad Hoc Committee certain confidential information, including certain confidential financial information. Pursuant to certain of the non-disclosure agreements, the Company agreed to publicly disclose this confidential information.  As a result, the Company is furnishing the information set out in this Item 7.01 and in Exhibits 99.1 through 99.4 hereto.

The Company has learned that the historic U.S. federal and state income tax attributes of its consolidated group may be materially overstated and may need to be revised. Such revision may not only reduce the total amount of usable tax attributes available to the group, but also affect the allocation of such remaining attributes among the group’s members. The projections dated November 16, 2015 released as part of this disclosure were prepared prior to the Company being made aware that the historic U.S. federal and state income attributes that the Company has historically disclosed may be incorrect and consequently the projections do not reflect any potential corrections. Accordingly, investors should not rely upon the Company’s prior disclosures regarding its tax attributes, including the tax attributes disclosed in the projections. The Company is currently working with its advisors to recalculate the Company’s tax attributes and their allocation among the group’s members.

The information in this item is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in Item 7.01 of this report.

Non-GAAP Measures

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), certain of the confidential financial information provided to the Bondholder Advisors, Bondholders, Agents, Agents Advisor Ad Hoc Committee Advisors and the Ad Hoc Committee includes non-GAAP financial measures (as defined under Regulation G of the Securities Exchange Act of 1934, as amended). The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance. Specifically, the Company believes the non-GAAP results provide useful information to management and investors by excluding certain nonrecurring items that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company’s performance, and the Company believes that non-GAAP results provide investors with financial measures that most closely align to its internal financial measurement processes. Reconciliations of such non-GAAP measures to the closest GAAP measures are included in in appendices to the exhibits in which they appear. Certain of the non-GAAP financial information provided to the Bondholder Advisors, Bondholders, Agents, Agents Advisor Ad Hoc Committee Advisors and the Ad Hoc Committee are prospective in nature, and the Company has not provided a quantitative reconciliation between such information to the most comparable measure calculated and presented in accordance with GAAP because it is not reasonably practicable to produce such reconciliation for this prospective financial information.

Forward-Looking Statements

Some statements included in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Statements that include the words “may”, “will”, “could”, “should”, “would”, “believe”, “anticipate”, “forecast”, “estimate”, “expect”, “preliminary”, “intend”, “plan”, “project”, “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. You should not place undue reliance on these statements, as they are not guarantees of future performance. Forward-looking statements provide current expectations with respect to the Company’s financial performance and future events with respect to the Company’s business and industry in general.  Forward-looking statements are based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these statements. The Company believes that these factors include, but are not limited to, the risks related to the following:  the Company’s ability to provide assurance for the long-term continued viability of its business; the Company’s non-compliance with certain covenants under its senior secured credit facilities and senior subordinated notes; the Company’s ability to comply with the forbearance agreement with respect to its senior secured credit facilities or the risk that the forbearance agreement is terminated; limitations on the Company’s operating and strategic flexibility and the ability to operate the Company’s business, finance its capital needs or expand business strategies under the terms of the Company’s credit facilities; limited access to capital markets and increased borrowing costs resulting from the Company’s leveraged capital structure and debt ratings; the Company’s ability to obtain additional financing or refinance its existing indebtedness on satisfactory terms or at all; the Company’s ability to accurately report its financial results due to a material weaknesses in its internal control over financial reporting; changes in the Company’s credit rating; changes in the Company’s operating performance; the Company’s ability to implement its business transformation program as planned; the Company’s ability to realize the anticipated benefits in the amounts and at the times expected from the business transformation program; the risk that the amount of costs associated with the Company’s business transformation program will exceed estimates; the risk that the Company’s common stock may be delisted from The Nasdaq Stock Market LLC; reduced advertising spending and increased contract cancellations by the Company’s clients, which causes reduced revenue; declining use of print yellow page directories by consumers; the Company’s ability to collect trade receivables from clients to whom we extend credit; credit risk associated with the Company’s reliance on small and medium sized businesses as clients; the Company’s ability to anticipate or respond to changes in technology and user preferences; the Company’s ability to maintain agreements with major Internet search and local media companies; competition from other yellow page directory publishers and other traditional and new media including increased competition from existing and emerging digital technologies; changes in the availability and cost of paper and other raw materials used to print the Company’s directories; the Company’s reliance on third-party providers for printing, publishing and distribution services; the Company’s ability to attract and retain qualified key personnel; the Company’s ability to maintain good relations with its unionized employees; changes in labor, business, political and economic conditions; changes in governmental regulations and policies and actions of federal, state and local municipalities impacting the Company’s businesses; the outcome of pending or future litigation and other claims; and other events beyond the Company’s control that may result in unexpected adverse operating results.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in the periodic and other reports the Company files with the Securities and Exchange Commission “SEC”, including the information in “Item 1A. Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, “Item 1A. Risk Factors” in Part II of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, “Item 1A. Risk Factors” in Part II of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, which are incorporated herein by reference.  If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof or, in the case of statements incorporated by reference, on the date of the document incorporated by reference and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Second Amendment, dated as of December 14, 2015.
99.1	Lender Presentation, dated September 11, 2015.
99.2	Dex Media Updated 5 Year Plan, dated November 16, 2015.
99.3	Maps indicating in which states Dex Media East, Inc., Dex Media West, Inc., SuperMedia, Inc. and R.H. Donnelley, Inc. operate.
99.4	Other Confidential Information provided to the Ad Hoc Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2015
DEX MEDIA, INC.

/s/ Raymond R. Ferrell
Name: Raymond R. Ferrell
Title: Executive Vice President - General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment, dated as of December 14, 2015.
99.1	Lender Presentation, dated September 11, 2015.
99.2	Dex Media Updated 5 Year Plan, dated November 16, 2015.
99.3	Maps indicating in which states Dex Media East, Inc., Dex Media West, Inc., SuperMedia, Inc. and R.H. Donnelley, Inc. operate.
99.4	Other Confidential Information provided to the Ad Hoc Committee.